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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                                  May 11, 2005
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
                           ---------------------------
               (Exact name of registrant as specified in charter)



     NEVADA                          0-2172                        95-2018730
---------------                    -----------                    --------------
(state or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                  Identification
 incorporation)                                                      Number)



                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              (Address of principal executive offices and zip code)



                                 (818) 982-1650
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              (Registrant's telephone number, including area code)


                                 (818) 765-5603
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               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
            RULE OR STANDARD; TRANSFER OF LISTING

Flamemaster Corporation (NASDAQ "FAMEC") disclosed today that it has received a NASDAQ staff determination on May 5, 2005 indicating that the Company fails to comply with the following NASDAQ marketplace rules:

  Rule 4310 (C)(17) Regarding notification of the issuance of additional shares:
  Rule 4350(i)(1)(C) Regarding shareholder approval;
  Rule 4330(f) Regarding reverse mergers.

The Staff also noted that non-compliance with these rules raises public interest concerns pursuant to Rules 4300 and 4330(a)(3)

Flamemaster received the NASDAQ staff determination letter due to concerns over the recent transactions with Best Candy & Tobacco Co.

The Company is consulting with council regarding a response, but as of this date, has not determined a course of action.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  FLAMEMASTER CORPORATION
                                                  ------------------------------
                                                           (Registrant)

Date:  May 11, 2005
                                                  /s/ JOSEPH MAZIN
                                                  ------------------------------
                                                            (Signature)
                                                  Joseph Mazin, President and
                                                  Chairman and Chief Executive
                                                  Officer